UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

The Marygold Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41318	90-1133909
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 Calle Iglesia

Unit B

San Clemente, CA 92672

(Address of Principal Executive Offices and Zip Code)

(949) 218-8542

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGLD	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On September 25, 2026, The Marygold Companies, Inc., a Nevada corporation (the “Company”) (NYSE American: MGLD), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Flower AcquireCo, LLC, a Delaware limited liability company (“Parent”), and Flower Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent is controlled by funds managed by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago.

Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) (other than shares held by the Company as treasury shares, shares owned by Parent or Merger Sub, and certain rollover shares) will be cancelled and converted into the right to receive $2.00 per share in cash, without interest (the “Per Share Price”). The Per Share Price represents a premium of approximately 100% over the Company’s closing share price on September 24, 2026. In addition, at the Effective Time, each outstanding share of Series A Convertible, Voting, Preferred Stock and Series B Convertible, Voting, Preferred Stock of the Company (collectively, the “Company Preferred Stock”) will be cancelled and converted into the right to receive cash equal to the product of the Per Share Price and the number of shares of Company Common Stock into which such preferred stock is convertible. Upon completion of the Merger, the Company will become a privately held company and its common stock will no longer be listed on the NYSE American LLC. Parent has obtained equity financing commitments from MDP in connection with the Merger. The consummation of the Merger is not subject to a financing condition.

At the Effective Time, each outstanding option to purchase shares of Company Common Stock with an exercise price less than the Per Share Price will be cancelled and converted into the right to receive cash equal to the product of the number of shares subject to such option and the excess of the Per Share Price over the exercise price per share, less applicable withholdings. Each outstanding option with an exercise price equal to or greater than the Per Share Price and each outstanding warrant with an exercise price equal to or greater than the Per Share Price will be cancelled for no consideration. Each outstanding restricted stock award will be cancelled and converted into the right to receive cash equal to the product of the number of shares subject to such award and the Per Share Price, less applicable withholdings.

The board of directors of the Company (the “Board”) delegated authority to the Audit Committee of the Board (the “Special Committee”), consisting solely of independent and disinterested directors, to consider, review, evaluate and negotiate the potential acquisition of the Company and make a recommendation to the Board. Both the Special Committee and the Board unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the interests of the Company, adopted and approved the Merger Agreement, and recommended that the stockholders of the Company approve the Merger Agreement.

Pursuant to Nevada Revised Statutes 92A.390, holders of shares of Company Common Stock and Company Preferred Stock will not have or be entitled to assert dissenter’s rights or any other rights of appraisal in connection with the Merger.

Consummation of the Merger is subject to customary closing conditions, including: (i) the approval of the Merger Agreement by the holders of a majority of the voting power of the outstanding shares of the Company’s capital stock entitled to vote (the “Requisite Stockholder Approval”); (ii) the absence of any order or law prohibiting the Merger; (iii) the expiration of the 20-calendar-day period following the mailing of the definitive information statement to the Company’s stockholders; (iv) certain fund board and, where applicable, fund shareholder approvals and related regulatory approvals and consents; (v) the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers); (vi) performance by the parties of their respective covenants and obligations; (vii) receipt of specified approvals relating to the wind-down of certain funds; (viii) receipt of applicable approval from the U.K. Financial Conduct Authority for the divestiture of certain U.K. subsidiaries; and (ix) certain other customary conditions.

The Merger Agreement contains customary representations, warranties and covenants of the parties. The Company has agreed, among other things, to operate its business in the ordinary course during the period between the signing and closing and to comply with customary non-solicitation restrictions on its ability to solicit alternative acquisition proposals. Prior to the Company’s receipt of the Requisite Stockholder Approval, the Merger Agreement permitted the Board, under certain circumstances, to change its recommendation in response to a superior proposal or intervening event.

The Merger Agreement may be terminated under certain circumstances, including by either Parent or the Company, if the Closing has not occurred on or before June 7, 2027 (the “Termination Date”), subject to a possible extension, and by the Board prior to the receipt of the Requisite Stockholder Approval in order to enter into a definitive agreement providing for a superior proposal. In certain circumstances, the Company would be required to pay Parent a termination fee of approximately $2.6 million.

Concurrently with the execution of the Merger Agreement, certain stockholders of the Company, including Nicholas Gerber, who collectively beneficially own approximately 75% of the voting power of the Company’s outstanding shares, entered into voting and support agreements with Parent and the Company (each, a “Voting and Support Agreement” and, collectively, the “Voting and Support Agreements”), pursuant to which such stockholders have agreed to vote their shares in favor of the Merger, subject to customary exceptions. The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of Voting and Support Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Shortly following the execution and delivery of the Merger Agreement, on September 25, 2026, stockholders who collectively beneficially own approximately 75% of the voting power of the Company’s outstanding shares delivered a written stockholder consent approving the Merger Agreement and the transactions contemplated thereby, including the Merger. Such written stockholder consent constitutes the Requisite Stockholder Approval. Accordingly, the condition to the consummation of the Merger relating to receipt of the Requisite Stockholder Approval has been satisfied and the exceptions to the non-solicitation covenant related to alternative acquisition proposals, including the right of the Company in certain circumstances to terminate the Merger Agreement in order to accept a superior proposal, has expired.

In connection with the Merger, the Company will file an information statement on Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which will be mailed to the Company’s stockholders who did not execute the written consent.

The transaction is expected to close during the first half of 2027 or earlier, upon satisfaction of the closing conditions described above.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement, were solely for the benefit of the parties, may be subject to limitations agreed upon by the parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, its subsidiaries, Parent, Merger Sub or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

Statements regarding the proposed transaction, expected closing, satisfaction or waiver of conditions, and anticipated purchase price and proceeds are forward-looking and subject to risks and uncertainties, including the risk that the transaction will not close on the anticipated terms or timeline and the other risks described in the Company’s SEC filings. Actual results may differ materially, and the Company undertakes no obligation to update these statements except as required by law.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 24, 2026, the Board of Directors (the “Board”) of The Marygold Companies, Inc. (the “Company”) adopted and approved the First Amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately. The Bylaws Amendment, among other things:

●	Adds provisions providing indemnification to the Company’s directors and officers as permitted under applicable Nevada law (Sections 5.1 through 5.12);
●	Adds forum selection provisions providing that the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada will be the exclusive forum for internal actions (as defined in Nevada Revised Statutes 78.046) and other internal corporate affairs actions and claims as to which Nevada law confers jurisdiction on the Nevada district courts, and that the federal district courts of the United States will be the exclusive forum for claims arising under the Securities Act of 1933, as amended (Section 9.4);
●	Adds a provision providing that, to the fullest extent permitted by law, each stockholder of the Company will be deemed to have notice of and to have consented to the Company’s articles of incorporation, the Company’s bylaws, and any amendment thereto (Article XI); and
●	Adds a provision opting out of Nevada Revised Statutes 78.378 to 78.3793, inclusive (or any successor statutes thereto), relating to acquisitions of controlling interests in the Company, such that these statutes do not apply to the Company or to any acquisition of any shares of the Company’s capital stock (Article XII).

The Company also entered into indemnification agreements with its directors and certain senior officers on customary terms.

The foregoing description of the changes to the Bylaws as set forth in the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 25, 2026, the Company issued a press release announcing the entry into the Merger Agreement, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary written information statement on Schedule 14C, followed by a definitive written information statement on Schedule 14C, relating to the Merger and the other transactions contemplated by the Merger Agreement. If required by applicable law, the Company, Parent, Merger Sub and/or other applicable filing persons may also file other transaction-related filings with the SEC. Investors and stockholders are urged to read the information statement and any other transaction-related filings, including any amendments or supplements, carefully when they become available, because they will contain important information about the Merger and the other transactions contemplated by the Merger Agreement. Investors and stockholders may obtain free copies of these materials, when available, and other documents filed by the Company with the SEC through the SEC’s website at www.sec.gov. Free copies will also be available from the Company upon request and, when available, on the Company’s website at www.themarygoldcompanies.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, among other things, statements regarding the proposed Merger and the other transactions contemplated by the Merger Agreement; the expected timing of the closing of the Merger, including the expectation that the Merger will close during the first half of 2027 or earlier; the satisfaction or waiver of closing conditions; the receipt of regulatory approvals and other consents; the preparation, filing, review, amendment, supplement and dissemination of the information statement and any other transaction-related filings; the anticipated benefits of the Merger; and the anticipated delisting of the Company Common Stock from the NYSE American LLC and deregistration of the Company’s common stock under the Exchange Act following consummation of the Merger. These statements generally are identified by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “may,” “will,” “should,” and similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on current expectations and are subject to risks and uncertainties, including the failure to obtain required approvals or consents; the failure to satisfy or waive the conditions to closing; the failure to consummate the Merger on the anticipated terms or timeline, or at all; the possibility that the information statement or other transaction-related filing may not be filed, disseminated or effective as anticipated; the occurrence of events that could give rise to termination of the Merger Agreement; the possibility of litigation relating to the Merger; and other risks and uncertainties described in the risk factors and other cautionary statements contained in the Company’s filings with the SEC, including its Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the information statement or other transaction-related filings when filed. Actual results may differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update or revise any forward-looking statements, except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 25, 2026, by and among Flower AcquireCo, LLC, Flower Merger Sub, Inc. and The Marygold Companies, Inc.*

3.1	First Amendment to the Amended and Restated Bylaws of The Marygold Companies, Inc.

10.1	Form of Voting and Support Agreement

99.1	Press Release of The Marygold Companies, Inc. Dated September 25, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2026	THE MARYGOLD COMPANIES, INC.

	By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
Chief Executive Officer (Principal Executive Officer)